SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 April 30, 1998

         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 1998, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-5)

                     Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)

                Delaware                 3233-47499            74-2440850
        State or Other Jurisdiction     (Commission         (I.R.S. Employer
           Of Incorporation)            File Number)        Identification No.)

           200 Vesey Street
          New York, New York                                     10285
          (Address of Principal                                (Zip Code)
           Executive Offices)

       Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
          (Former Name or Former Address, if Changed Since Last Report)


     Item 5. Other Events

     A. The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-47499) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $214,399,000 in aggregate principal amount of Class A, Class B-1, Class B-2 and Class B-3 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-5 on April 30, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 18, 1998, as supplemented by the Prospectus Supplement dated April 27, 1998 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of April 1, 1998, between Structured Asset Securities Corporation, as depositor (the "Depositor") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of adjustable rate, fully amortizing, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $216,566,808.48 as of April 1, 1998, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

          Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

          1.1 Terms Agreement, dated April 27, 1998, between Structured Asset Securities Corporation and Lehman Brothers Inc.

          4.1 Trust Agreement, dated as of April 1, 1998, between Structured Asset Securities Corporation, as Depositor, and Norwest Bank Minnesota, National Association, as Trustee.

          9.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 1998, between Lehman Capital, A Division of Lehman
                Brothers  Holdings  Inc.,  as  Seller,   and  Structured  Asset
                Securities Corporation, as Purchaser.

          9.2 Amended and Restated Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of April 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Boston Safe Deposit and Trust Company, as Servicer.

          9.3 Amended and Restated Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of April 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Boston Safe Deposit and Trust Company, as Servicer.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 STRUCTURED ASSET SECURITIES
                                   CORPORATION


                                 By: /s/ Stanley Labanowski
                                     ________________________
                                     Name:  Stanley Labanowski
                                     Title:  Authorized Signatory

Dated:  May 14, 1998


                                  EXHIBIT INDEX

Exhibit No.                        Description                       Page No.

1.1                 Terms Agreement, dated April 27, 1998,
                    between Structured Asset Securities
                    Corporation and Lehman Brothers Inc.

4.1 Trust Agreement, dated as of April 1, 1998, between Structured Asset Securities
                    Corporation, as Depositor and Norwest Bank
                    Minnesota, National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2 Amended and Restated Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of April 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Boston Safe Deposit and Trust Company, as servicer.

99.3 Amended and Restated Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of April 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Boston Safe Deposit and Trust Company, as servicer.